EXHIBIT 10.1

EXECUTION VERSION

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 31, 2025 (this “Amendment”), is entered into by and among SUPERIOR INDUSTRIES INTERNATIONAL, INC., a Delaware corporation (the “Borrower”), each Lender (as defined below) party hereto, and Oaktree Fund Administration, LLC, as administrative agent (the “Administrative Agent”), and solely with respect to Section 7 hereof, JPMorgan Chase Bank, N.A., as First-Out Representative (as defined in the Closing Date Intercreditor Agreement) (the “First-Out Representative”).

RECITALS

WHEREAS, the Borrower, the lenders party thereto from time to time (collectively, the “Lenders” and, individually, each a “Lender”), the Administrative Agent, and JPMorgan Chase Bank, N.A., as collateral agent, are parties to that certain Amended and Restated Credit Agreement, dated as of August 14, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement” and the Credit Agreement, after giving effect to the effectiveness of this Amendment, the “Amended Credit Agreement”); and

WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement as provided for herein, and, subject to and in accordance with the terms and conditions contain herein, the Lenders party hereto constituting the Required Lenders under the Credit Agreement together with the Administrative Agent are willing to agree to such amendment to the Credit Agreement.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2. Amendments. Effective as of the First Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows in accordance with Section 10.01 of the Credit Agreement:

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“Invoice Restrictions” has the meaning set forth in the Monthly Factoring Report.

“Maintenance Liquidity” means, as of any date of determination, (a) the sum as of such date of (x) the aggregate amount of the commitments under the Super-Priority Revolving Credit Facility (including the aggregate revolving commitments with respect to any Permitted Euro Revolving Indebtedness) (or any Refinancing Indebtedness in respect thereof) minus (y) the aggregate principal amount of the outstanding revolving loans under the Super-Priority Revolving Credit Facility and any outstanding revolving loans in respect of any Permitted Euro Revolving Indebtedness (or any Refinancing Indebtedness in respect thereof) and, in each case, the face amount of any letters of credit issued thereunder (less any reimbursed amounts) plus (b) the “Adjustment to Liquidity” as set forth in the most recently delivered Monthly Factoring Report plus (c) unrestricted cash and Cash Equivalents of the Borrower and its Subsidiaries.

“Monthly Factoring Report” means a report substantially in the form of Exhibit E or any other form approved by the Administrative Agent.

(b) Section 2.05(2)(c) of the Credit Agreement is hereby amended and restated in its entirety with the following:

(c) If, after giving effect to all mandatory prepayments of Term Loans to the extent required by Sections 2.05(2)(a), (b) and (d), the Borrower and its Subsidiaries has (i) unrestricted cash on hand as of the last day of any calendar month in an amount that is greater than $50 million, the Borrower shall, as soon as is reasonably practicable, but in any event no later than five (5) Business Days after the last day of such calendar month, prepay, or cause to be prepaid, an aggregate principal amount of Super-Priority Revolving Loans equal to the lesser of (x) the aggregate principal amount of Super-Priority Revolving Loans then-outstanding and (y) the amount necessary to cause the amount of unrestricted cash on hand of the Borrower and its Subsidiaries as of the last day of such recently ended calendar month to be less than or equal to $50 million and (ii) after giving effect to any mandatory prepayment pursuant to clause (i) above, Maintenance Liquidity as of the last day of any calendar month that is greater than $115 million, the Borrower shall, as soon as is reasonably practicable, but in any event no later than five (5) Business Days after the last day of such calendar month, prepay, or cause to be prepaid, an aggregate principal amount of Term Loans of any Class or Classes (in each case, as directed by the Borrower) to the extent necessary to cause Maintenance Liquidity as calculated as of the last day of such recently ended calendar month to be less than or equal to $115 million; provided, however, if, on or prior to the date that is thirty days after the last day of the calendar month most recently ended, the Borrower obtains knowledge that Maintenance Liquidity was miscalculated for the last day of such calendar month, and as a result, an amount that was otherwise required to be prepaid under this Section 2.05(2)(c)(ii) was not prepaid (such amount, the “Deficiency Amount”), no Default or Event of Default shall occur (or be deemed to have occurred and be continuing) as a result of the Borrower’s failure to prepay the Deficiency Amount pursuant to this Section 2.05(2)(c)(ii) (or give notice thereof) so long as (x) the Deficiency Amount is less than $1,300,000, and (y) within 5 Business Days of obtaining knowledge of such Deficiency Amount the Borrower makes a prepayment of such Deficiency Amount in accordance with this Section 2.05(2)(c)(ii). For the avoidance of doubt, if after any recalculation of Maintenance Liquidity, the calculation of Maintenance Liquidity is lower than the amount most recently reported to the Administrative Agent, and therefore the mandatory prepayment that was made was higher than would have been required at such time, the Administrative Agent shall be under no obligation to refund any overpayment amounts.

(c) Section 6.01(3) is hereby amended and restated in its entirety with the following:

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(3) Within five (5) Business Days following the end of each calendar month, a Monthly Factoring Report, which shall be accompanied by a certificate executed by the Borrower certifying that, to the Borrower’s knowledge, (a) all of the invoices that meet the Invoice Restrictions are included in the Monthly Factoring Report, and (b) each Monthly Factoring Report delivered to the Administrative Agent was true and correct in all material respects on and as of the date such Monthly Factoring Report was delivered to the Administrative Agent, except to the extent such Monthly Factoring Report was supplemented or amended in accordance with Section 2.05(c)(ii), in which case, each supplemented or amended Monthly Factoring report was true and correct in all material respects on and as of the date of such supplementation or amendment;

(d) Section 6.02 is hereby amended by deleting “and” from the end of clause (4), by replacing “.” at the end of clause (5) with “; and”, and by inserting the following in a new clause (6) in the appropriate numerical order:

(6) promptly, but in any event within five (5) Business Days, after any agreement governing any of the Loan Parties’ Qualified Securitization Facilities is amended, restated or refinanced, a copy of such document.

(e) Exhibit E to the Credit Agreement is hereby replaced in its entirety with Exhibit E attached hereto.

SECTION 3. Conditions to Effectiveness. This Amendment shall become effective upon satisfaction (or effective waiver) of the following conditions precedent (such date, the “First Amendment Effective Date”):

(a) The Administrative Agent (or its counsel) shall have received from the Borrower, each other Loan Party, the Required Lenders, and the First-Out Representative an executed counterpart of this Amendment (or photocopies thereof sent by fax, .pdf or other electronic means, each of which shall be enforceable with the same effect as a signed original).

(b) After giving effect to this Amendment, the representations and warranties contained in each of the Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the First Amendment Effective Date (or to the extent such representations and warranties specifically relate to an earlier date, on and as of such earlier date).

(c) No Default or Event of Default shall have occurred and be continuing after giving effect to this Amendment.

(d) The Administrative Agent shall have received reimbursement or payment of all fees and expenses required to be reimbursed or paid hereunder or under any other Loan Document or otherwise agreed to in writing to be paid (including the reasonable and documented fees, charges and disbursements of Proskauer Rose LLP, as counsel to the Administrative Agent), in each case, on or prior to the First Amendment Effective Date, to the extent invoiced at least three (3) Business Days prior to the First Amendment Effective Date (or such later date as the Borrower may agree).

(e) The Administrative Agent shall have received copies of the agreements among the relevant Loan Parties and each of Deutsche Bank and Postbank with respect to the Loan Parties’ Qualified Securitization Facilities with each such financial institution.

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SECTION 4. No Default; Representations and Warranties. In order to induce the Required Lenders and the Administrative Agent to enter into this Amendment, the Borrower and each other Loan Party hereto represent and warrant to the Lenders and the Administrative Agent that:

(a) on and as of the date hereof immediately after giving effect to this Amendment, (i) no Default or Event of Default has occurred and is continuing or would result from giving effect to this Amendment, and (ii) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the date hereof with the same effect as if made on and as of the date hereof or, in the case of any representations and warranties that expressly relate to an earlier date, as though made as of such date; and

(b) the execution, delivery and performance by each Loan Party party hereto of its respective obligations under this Amendment have been duly authorized by all necessary corporate, limited liability company or other similar action of such Loan Party. This Amendment has been duly executed and delivered by each Loan Party party hereto. This Amendment constitutes a legal, valid and binding obligation of each Loan Party, enforceable against each such Loan Party in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws, the German StaRUG, the Relevant EU Directive and/or by general principles of equity and principles of good faith and fair dealing generally applicable to entities such as the Loan Parties.

SECTION 5. Effects on Loan Documents.

(a) From and after the First Amendment Effective Date, each reference in the Amended Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import shall, unless expressly provided otherwise, mean and be a reference to the Amended Credit Agreement and each reference in each other Loan Document to the Credit Agreement (including by means of words like “thereunder,” “thereof” and words of like import) shall, unless expressly provided otherwise, mean and be a reference to the Amended Credit Agreement.

(b) Except as expressly set forth herein, each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect and each Loan Party reaffirms its obligations under each of the Loan Documents to which it is party, and confirms that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Amended Credit Agreement.

(c) Except as expressly amended hereby, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(d) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender, the Administrative Agent or any other Secured Party under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Administrative Agent, the Lenders or any of the other Secured Parties under the Loan Documents.

(e) The other parties hereto hereby acknowledge and agree that, from and after the First Amendment Effective Date, this Amendment shall constitute a Loan Document for all purposes of the Amended Credit Agreement.

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SECTION 6. Miscellaneous.

(a) This Amendment is binding and enforceable as of the date hereof against each party hereto and its successors and permitted assigns.

(b) This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile or other electronic mail transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Amendment signed by all the parties shall be lodged with the Administrative Agent. The words “delivery,” “execution,” “execute,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(c) If any provision of this Amendment is held to be illegal, invalid or unenforceable, (x) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (y) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(d) Each of the parties hereto hereby agrees that Sections 10.16 and 10.17 of the Credit Agreement are incorporated by reference herein, mutatis mutandis, and shall have the same force and effect with respect to this Amendment as if originally set forth herein.

(e) Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

SECTION 7. Closing Date Intercreditor Agreement. In accordance with Section 7.1(d)(2) of the Closing Date Intercreditor Agreement, the First-Out Representative, on behalf of itself and each of the First-Out Secured Parties, hereby consents to this Amendment and the amendments to the Credit Agreement effected hereby.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

BORROWER:

SUPERIOR INDUSTRIES INTERNATIONAL, INC.

By:	/s/ David M. Sherbin
Name:	David M. Sherbin
Title:	Senior Vice President, General Counsel, Chief
Compliance Officer and General Corporate
Secretary

GUARANTORS:

SUPERIOR INDUSTRIES INTERNATIONAL HOLDINGS, LLC

By:	/s/ David M. Sherbin
Name:	David M. Sherbin
Title:	Vice President and Secretary

SUPERIOR INDUSTRIES INTERNATIONAL ARKANSAS, LLC

By:	/s/ David M. Sherbin
Name:	David M. Sherbin
Title:	Senior Vice President and Secretary

SUPERIOR INDUSTRIES INTERNATIONAL MICHIGAN, LLC, a Delaware corporation

By:	/s/ David M. Sherbin
Name:	David M. Sherbin
Title:	Senior Vice President and Secretary

[First Amendment to Amended and Restated Credit Agreement]

SIIP HOLDINGS, LLC

By:	/s/ David M. Sherbin
Name:	David M. Sherbin
Title:	Director

SUPERIOR INDUSTRIES INTERNATIONAL ASSET MANAGEMENT, LLC

By:	/s/ David M. Sherbin
Name:	David M. Sherbin
Title:	Senior Vice President and Secretary

SUPERIOR INDUSTRIES INTERNATIONAL PRODUCTION S.R.L.

By:	/s/ David M. Sherbin
Name:	David Sherbin
Title:	Manager One

SUPERIOR INDUSTRIES INTERNATIONAL GERMANY GMBH

By:	/s/ Daniel Lee
Name:	Daniel Lee
Title:	Member of the Management Board

SUPERIOR INDUSTRIES EUROPE AG

By:	/s/ Daniel Lee
Name:	Daniel Lee
Title:	Member of the Management Board

[First Amendment to Amended and Restated Credit Agreement]

SUPERIOR INDUSTRIES AUTOMOTIVE GERMANY GMBH

By:	/s/ Daniel Lee
Name:	Daniel Lee
Title:	Member of the Management Board

SUPERIOR INDUSTRIES LEICHTMETALLRADER GERMANY GMBH

By:	/s/ Daniel Lee
Name:	Daniel Lee
Title:	Member of the Management Board

SUPERIOR INDUSTRIES NORTH AMERICA, S. DE R.L. DE GMBH

By:	/s/ David M. Sherbin
Name:	David M. Sherbin
Title:	Board Member

SUPERIOR INDUSTRIES DE MEXICO, S. DE R.L. DE C.V.

By:	/s/ David M. Sherbin
Name:	David M. Sherbin
Title:	Board Member

SUPERIOR INDUSTRIES TRADING DE MEXICO, S. DE R.L. DE C.V.

By:	/s/ David M. Sherbin
Name:	David M. Sherbin
Title:	Board Member

[First Amendment to Amended and Restated Credit Agreement]

SUPERIOR SHARED SERVICES, S. DE R.L. DE C.V.

By:	/s/ David M. Sherbin
Name:	David M. Sherbin
Title:	Board Member

SUPERIOR INDUSTRIES PRODUCTION POLAND SP. Z O.O.

By:	/s/ Michael Dorah
Name:	Michael Dorah
Title:	Member of the Management Board

By:	/s/ Dorota Piwkowska-Szyjka
Name:	Dorota Piwkowska-Szyjka
Title:	Member of the Management Board

SUPERIOR INDUSTRIES INTERNATIONAL NETHERLANDS B.V.

Signed for and on behalf of United International Management B.V., Managing Director A

By:	/s/ Frederik Bouwman
Name:	Frederik Bouwman
Title:	Proxy holder A

By:	/s/ Hana Balcarová
Name:	Hana Balcarová
Title:	Proxy holder B

SUPERIOR INDUSTRIES INTERNATIONAL NETHERLANDS B.V.

Signed for and on behalf of Superior Industries International, Inc., Managing Director B

By:	/s/ David M. Sherbin
Name:	David M. Sherbin
Title:	SVP, General Manager, Chief Compliance Officer and Corporate Secretary

[First Amendment to Amended and Restated Credit Agreement]

SUPERIOR INDUSTRIES INTERNATIONAL (DUTCH) B.V.

Signed for and on behalf of United International Management B.V., Managing Director A

By:	/s/ Frederik Bouwman
Name:	Frederik Bouwman
Title:	Proxy holder A

By:	/s/ Hana Balcarová
Name:	Hana Balcarová
Title:	Proxy holder B

SUPERIOR INDUSTRIES INTERNATIONAL (DUTCH) B.V.

Signed for and on behalf of Superior Industries International, Inc., Managing Director B

By:	/s/ David M. Sherbin
Name:	David M. Sherbin
Title:	SVP, General Manager, Chief Compliance Officer and Corporate Secretary

[First Amendment to Amended and Restated Credit Agreement]

OAKTREE FUND ADMINISTRATION, LLC,
as the Administrative Agent

By:	Oaktree Capital Management, L.P.
Its:	Managing Member

By:	/s/ Jordan Mikes
Name: Jordan Mikes
Title: Managing Director

By:	/s/ Robert LaRoche
Name: Robert LaRoche
Title: Managing Director

[First Amendment to Amended and Restated Credit Agreement]

OPPS SI HOLDINGS, LLC, as a Lender

By:	Oaktree Fund GP, LLC
Its:	Manager

By:	Oaktree Fund GP I, L.P.
Its:	Managing Member

By:	/s/ Jordan Mikes
Name:	Jordan Mikes
Title:	Authorized Signatory

By:	/s/ Robert LaRoche
Name:	Robert LaRoche
Title:	Authorized Signatory

[First Amendment to Amended and Restated Credit Agreement]

OPPS XII SPR HOLDINGS, L.P.

By:	Oaktree Fund GP, LLC
Its:	General Partner

By:	Oaktree Fund GP I, L.P.
Its:	Managing Member

By:	/s/ Jordan Mikes
Name:	Jordan Mikes
Title:	Authorized Signatory

By:	/s/ Robert LaRoche
Name:	Robert LaRoche
Title:	Authorized Signatory

[First Amendment to Amended and Restated Credit Agreement]

OAKTREE HUNTINGTON INVESTMENT FUND II, L.P. – CLASS G4, as a Lender

By:	Oaktree Huntington Investment Fund II GP, L.P.
Its:	General Partner

By:	Oaktree Fund GP, LLC
Its:	General Partner

By:	Oaktree Fund GP I, L.P.
Its:	Managing Member

By:	/s/ Jordan Mikes
Name:	Jordan Mikes
Title:	Authorized Signatory

By:	/s/ Robert LaRoche
Name:	Robert LaRoche
Title:	Authorized Signatory

[First Amendment to Amended and Restated Credit Agreement]

BLUE TORCH CREDIT OPPORTUNITIES SBAF FUND LP, as a Lender

By: Blue Torch Credit Opportunities SBAF GP LLC, its general partner

By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: Chief Executive Officer

BLUE TORCH OFFSHORE CREDIT OPPORTUNITIES MASTER FUND III LP, as a Lender

By: Blue Torch Offshore Credit Opportunities GP III LLC, its General Partner

By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: Chief Executive Officer

BLUE TORCH CREDIT OPPORTUNITIES UNLEVERED FUND III LP, as a Lender

By: Blue Torch Credit Opportunities GP III LLC, its general partner

By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name: Kevin Genda
Title: Chief Executive Officer

[First Amendment to Amended and Restated Credit Agreement]

BTC HOLDINGS SC FUND LLC, as a Lender

By: Blue Torch Credit Opportunities SC Master Fund LP, its sole member

By: Blue Torch Credit Opportunities SC GP LLC, its general partner

By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name:	Kevin Genda
Title:	Chief Executive Officer

BTC HOLDINGS SBAF FUND LLC, as a Lender

By: Blue Torch Credit Opportunities SBAF Fund LP, its sole member

By: Blue Torch Credit Opportunities SBAF GP LLC, its general partner

By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name:	Kevin Genda
Title:	Chief Executive Officer

BTC HOLDINGS KRS FUND LLC, as a Lender

By: Blue Torch Credit Opportunities KRS Fund LP, its sole member

By: Blue Torch Credit Opportunities KRS GP LLC, its general partner

By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name:	Kevin Genda
Title:	Chief Executive Officer

[First Amendment to Amended and Restated Credit Agreement]

BTC HOLDINGS FUND III, LLC, as a Lender

By: Blue Torch Credit Opportunities Fund III LP, its Sole Member

By: Blue Torch Credit Opportunities GP III LLC, its General Partner

By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name:	Kevin Genda
Title:	Chief Executive Officer

BTC HOLDINGS FUND III-B, LLC, as a Lender

By: Blue Torch Credit Opportunities Fund III LP, its Sole Member

By: Blue Torch Credit Opportunities GP III LLC, its General Partner

By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
Name:	Kevin Genda
Title:	Chief Executive Officer

BTC OFFSHORE HOLDINGS FUND III-D LLC, as a Lender

By: Blue Torch Offshore Credit Opportunities Master Fund III LP, its Sole Member

By: Blue Torch Offshore Credit Opportunities GP III LLC, its General Partner

By: KPG BTC Management LLC, its managing member

By:	/s/ Kevin Genda
Name:	Kevin Genda
Title:	Chief Executive Officer

BTC OFFSHORE HOLDINGS FUND III-B LLC, as a Lender

By:	/s/ Kevin Genda
Name:	Kevin Genda
Title:	Chief Executive Officer

[First Amendment to Amended and Restated Credit Agreement]

NICODEMUS PLACE, LLC, as a Lender

By:	/s/ Jeffrey Forlizzi
Name:	Jeffrey Forlizzi
Title:	Authorized Signatory

SHAWNEE 1892, LLC, as a Lender

By:	/s/ Donald J. Puglisi
Name:	Donald J. Puglisi
Title:	Manager

[First Amendment to Amended and Restated Credit Agreement]

TCW DL VIII FINANCING LLC, as a Lender

By: TCW Asset Management Company LLC, its Collateral Manager

By:	/s/ Suzanne Grosso
Name:	Suzanne Grosso
Title:	Managing Director

TCW WV FINANCING LLC, as a Lender

By: TCW Asset Management Company LLC, its Collateral Manager

By:	/s/ Suzanne Grosso
Name:	Suzanne Grosso
Title:	Managing Director

TCW SKYLINE LENDING LP, as a Lender

By: TCW Asset Management Company LLC, its Investment Advisor

By:	/s/ Suzanne Grosso
Name:	Suzanne Grosso
Title:	Managing Director

TCW BRAZOS FUND LLC, as a Lender

By: TCW Asset Management Company LLC, its Investment Advisor

By:	/s/ Suzanne Grosso
Name:	Suzanne Grosso
Title:	Managing Director

[First Amendment to Amended and Restated Credit Agreement]

TCW DIRECT LENDING STRUCTURED SOLUTIONS 2019 LLC, as a Lender

By: TCW Asset Management Company LLC, its Investment Manager

By:	/s/ Suzanne Grosso
Name:	Suzanne Grosso
Title:	Managing Director

TCW STAR DIRECT LENDING LLC, as a Lender

By: TCW Asset Management Company LLC, its Investment Advisor

By:	/s/ Suzanne Grosso
Name:	Suzanne Grosso
Title:	Managing Director

TCW DIRECT LENDING STRUCTURED SOLUTIONS 2022 LLC, as a Lender

By: TCW Asset Management Company LLC, its Collateral Manager

By:	/s/ Suzanne Grosso
Name:	Suzanne Grosso
Title:	Managing Director

TCW DIRECT LENDING PRIVATE FUND VIII LP, as a Lender

By: TCW Asset Management Company LLC, its Investment Advisor

By:	/s/ Suzanne Grosso
Name:	Suzanne Grosso
Title:	Managing Director

[First Amendment to Amended and Restated Credit Agreement]

SAFETY NATIONAL CASUALTY CORPORATION, as a Lender

By: TCW Asset Management Company LLC, its Investment Manager and Attorney-in-Fact

By:	/s/ Suzanne Grosso
Name:	Suzanne Grosso
Title:	Managing Director

RELIANCE STANDARD LIFE INSURANCE COMPANY, as a Lender

By: TCW Asset Management Company LLC, its Investment Manager and Attorney-in-Fact

By:	/s/ Suzanne Grosso
Name:	Suzanne Grosso
Title:	Managing Director

PHILADELPHIA INDEMNITY INSURANCE COMPANY, as a Lender

By: TCW Asset Management Company LLC, its Investment Manager and Attorney-in-Fact

By:	/s/ Suzanne Grosso
Name:	Suzanne Grosso
Title:	Managing Director

CCLF HOLDINGS (D41) LLC, as a Lender

By:	/s/ Stephen Nesbitt
Name:	Stephen Nesbitt
Title:	President

TCW SPIRIT DIRECT LENDING LLC, as a Lender

By: TCW Asset Management Company LLC, its Investment Advisor

By:	/s/ Suzanne Grosso
Name:	Suzanne Grosso
Title:	Managing Director

[First Amendment to Amended and Restated Credit Agreement]

Solely for the purposes of Section 7:

JPMORGAN CHASE BANK, N.A., as First-Out Representative

By:	/s/ Michael Mastronikolas
Name:	Michael Mastronikolas
Title:	Vice President

[First Amendment to Amended and Restated Credit Agreement]

Exhibit E

[On file with the Administrative Agent]